LONDON PACIFIC LIFE & ANNUITY COMPANY

                            LPLA SEPARATE ACCOUNT ONE

                      LPT VARIABLE INSURANCE SERIES TRUST -
                      BERKELEY U.S. QUALITY BOND PORTFOLIO

                        Supplement dated June 15, 1999 to

                         Prospectuses dated May 1, 1999

The  following   information   supplements   the  information  in  the  attached
prospectuses:

London Pacific Life & Annuity Company (London Pacific) proposes to substitute shares of the Federated Fund for U.S. Government Securities II of Federated Insurance Series for shares of the Berkeley U.S. Quality Bond Portfolio (Substitution). London Pacific will file an application with the Securities and Exchange Commission (Commission) shortly requesting an order approving the Substitution, and subject to any prior approval by applicable state insurance authorities, London Pacific and LPLA Separate Account One (Separate Account) propose to effect the Substitution as soon as is practical.

Prior to the date of the Substitution, you may transfer your Contract value in the Berkeley U.S. Quality Bond Investment Option to any other Investment Option of the Separate Account without any limitation or charge being imposed. Moreover, following the Substitution for a period of 30 days, London Pacific will permit transfers from the Federated Fund for U.S. Government Securities II Investment Option to any other Investment Option of the Separate Account available under your Contract without any limitation or charge being imposed. After the 30 days, any transfers from the Federated Fund for U.S. Government Securities Investment Option will be subject to the restrictions described in the prospectus.

A complete list of all available Portfolios which the Separate Account invests in is set forth in the Prospectus. You may obtain a Prospectus by writing or calling London Pacific's Annuity Service Center at the address or telephone number set forth below.

London Pacific will effect the Substitution by simultaneously placing an order to redeem the shares of the Berkelely U.S. Quality Bond Portfolio and an order to purchase shares of the Federated Fund for U.S. Government Securities II.

London Pacific will bear the expenses attributable to the Substitution. London Pacific will send you a notice within five days after the Substitution.






                             Annuity Service Center:
                                 P.O. Box 29564
                          Raleigh, North Carolina 27626

                                 (800) 852-3152